UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2018

DROPCAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

DropCar, Inc.

1412 Broadway, Suite 2105

New York, New York 10018

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 342-1595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On February 5, 2018, DropCar, Inc. (previously named WPCS International Incorporated) (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission (“SEC”), announcing the completion of a business combination between the Company and DropCar, Inc. (“Private DropCar”), in accordance with the terms of an Agreement and Plan of Merger and Reorganization, dated as of September 6, 2017, as subsequently amended, by and among the Company, DC Acquisition Corporation (“Merger Sub”), and Private DropCar (as amended, the “Merger Agreement”), pursuant to which Merger Sub merged with and into Private DropCar, with Private DropCar surviving as a wholly owned subsidiary of the Company (the “Merger”). Under the terms of the Merger Agreement, the Company issued shares of its common stock to Private DropCar’s stockholders, at an exchange ratio of 0.3273 shares of the Company’s common stock for each share of (i) Private DropCar common stock and preferred stock and (ii) Private DropCar warrants, in each case, outstanding immediately prior to the Merger. The Company adopted Private DropCar’s fiscal year-end of December 31, with Private DropCar as the accounting acquirer. In connection with the Merger, the name of the Company was changed to “DropCar, Inc.”

The Company is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend the Original Filing in order to prevent a lapse in reporting by providing the information required for Private DropCar, the accounting acquirer, including its audited consolidated financial statements for the fiscal year ended December 31, 2017, as set forth in Section 12240.4 of the SEC’s Division of Corporate Finance Financial Reporting Manual, which covers situations involving reverse acquisitions where the registrant elects to adopt the fiscal year of the accounting acquirer. Accordingly, the Company is filing herewith as Exhibit 99.1 certain of the information that would be included in an Annual Report on Form 10-K for the period ended December 31, 2017, if Private DropCar were to file such form.

Except as described above, no other changes have been made to the Original Filing and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with the Company’s filings made with the SEC subsequent to the date of the Original Filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Included as Exhibit 99.2 filed herewith are the audited consolidated financial statements of Private DropCar for the fiscal year ended December 31, 2017, which are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Form 10-K disclosure information.
99.2	Audited financial statements for Private DropCar as of and for the years ended December 31, 2017 and 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DROPCAR, INC.

Date: April 2, 2018	By:	/s/ Spencer Richardson
Name: Spencer Richardson Title: Chief Executive Officer